UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2014

Ingram Micro Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12203	62-1644402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1600 E. St. Andrew Place, Santa Ana, CA 92705 (Address of Principal Executive Offices and Zip Code)

(714) 566-1000
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Election of Directors.
On June 4, 2014, after the Annual Meeting of Shareholders (the “2014 Annual Meeting”) of Ingram Micro Inc. (the “Company”), the Company’s Board of Directors (the “Board”) elected David Barnes and Carol Mills as directors to fill two vacant directorships on the Board, effective immediately, for a term expiring at the 2015 Annual Meeting of Shareholders. David Barnes will serve on the Audit and Information Technology Committees of the Board. Carol Mills will serve on the Human Resources and Information Technology Committees of the Board.

For their service as non-executive directors, David Barnes and Carol Mills will receive compensation pursuant to the Company’s Compensation Policy for Members of the Board of Directors.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the 2014 Annual Meeting, the shareholders of the Company approved the following proposals, in each case consistent with the recommendation of the Board. For more information on the following proposals considered at the 2014 Annual Meeting, see the Company’s proxy statement filed with the Securities and Exchange Commission on April 21, 2014, the relevant portions of which are incorporated herein by reference.

1.	The Company’s shareholders elected each of the nine nominees to the Board of Directors for a one-year term by a majority of the votes cast:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Howard I. Atkins	120,482,559	14,650,863	2,071,348	6,997,283
Leslie Stone Heisz	134,387,023	719,424	2,098,323	6,997,283
John R. Ingram	119,667,183	15,465,191	2,072,396	6,997,283
Dale R. Laurance	133,961,352	1,124,496	2,118,922	6,997,283
Linda Fayne Levinson	103,589,806	31,496,673	2,118,291	6,997,283
Scott A. McGregor	134,223,181	890,513	2,091,076	6,997,283
Alain Monié	134,074,555	1,060,018	2,070,197	6,997,283
Wade Oosterman	134,333,812	797,702	2,073,256	6,997,283
Joe B. Wyatt	133,613,090	1,515,806	2,075,874	6,997,283

2.	The Company’s shareholders voted for advisory approval of the compensation of the Company’s named executive officers.

Number of Votes
For	116,094,256
Against	19,788,772
Abstain	1,321,742
Broker Non-Votes	6,997,283

3.	The Company’s shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year:

Number of Votes
For	143,620,165
Against	450,392
Abstain	131,496
Broker Non-Votes	N/A

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press Release, dated June 5, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.
Date:	June 5, 2014	By:	/s/ Larry C. Boyd
			Name:	Larry C. Boyd
			Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated June 5, 2014